RECEIVABLES & PAYABLES WITH BROKER DEALERS AND CLEARING ORGANIZATION (Tables)	6 Months Ended
Jun. 30, 2024
RECEIVABLES & PAYABLES WITH BROKER DEALERS AND CLEARING ORGANIZATION
Schedule of amounts receivable and payable with broker dealers and the clearing organization

	June 30, 2024	December 31, 2023	December 31, 2022
Due from clearing organizations, net	$1,094,453	$—	$—
Fails to deliver and receive	238,853	—	—
Total receivables	$1,333,306	$—	$—

Due from clearing organizations, net	$3,003	$—	$—
Fails to deliver and receive	1,912	—	—
Total payables	$4,915	$—	$—